18. Equity	12 Months Ended
Dec. 31, 2020
Equity
Equity

18.        Equity

As of December 31, 2020, the share capital of €983 (2019: €762) is composed of 98,287,333 (2019: 76,249,901) common shares with a par value of €0.01.

In May 2020, the Company implemented an at-the-market (“ATM”) program providing for the sales over time of up to $50,000,000 of its common shares. The Company issued approximately 12.5 million common shares under this ATM program, generating net proceeds of approximately €34.5 million. In November 2020, the Company implemented a new ATM program providing for additional sales over time of up to $75,000,000 of its common shares. As of December 31, 2020, the Company had issued a further approximately 7.9 million shares, generating further approximate €34.5 million in net proceeds.

In connection with common share issuances in 2020 an amount of €2.4 million (2019: €2.3 million) of direct and incremental transaction cost was deducted from equity.

In the Annual General Meeting of Affimed N.V. held on August 4, 2020 the structure of the authorized share capital was changed as cumulative shares were abolished. As of December 31, 2020, authorized share capital of the company amounts to €3,120 and is divided into 311,950,000 shares, each with a nominal value of €0.01 per share. As at December 31, 2019, the authorized share capital consisted of 155,975,000 common shares and 155,975,000 cumulative preference shares, each with a par value of €0.01 per share.